Exhibit 32.1

CERTIFICATION CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Bonanza Gold Corp. (the “Company”) hereby certifies, to such officer’s knowledge, that:

(1)

the accompanying Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended March 31, 2012 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2012

By:	/s/ Craig Russell
Name: Craig Russell
Title: President, Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Accounting Officer)